111 South Wacker Drive, 34th Floor Chicago, IL 60606-4302 www.harborfunds.com

  Supplement to Statement of Additional Information dated November 1, 2013

All Funds

Effective January 1, 2014, the Board of Trustees of Harbor Funds has appointed Mr. Robert Kasdin and Ms. Ann M. Spruill to serve on the Board as trustees. Mr. Kasdin and Ms. Spruill also serve on the Audit Committee and Nominating Committee of Harbor Funds effective January 1, 2014.

The following replaces the information for the Independent Trustees under the heading “Trustees and Officers” on page 37:

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES

Raymond J. Ball (69) Trustee	Since 2006	Sidney Davidson Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); Financial Reporting Faculty Advisory Group of the Institute of Chartered Accountants in England and Wales (2008-present); and Advisory Board of the Center for Accounting Research & Education at University of Notre Dame (2006-present).	29	None

Donna J. Dean (62) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (since 1995); and Trustee of Queens University of Charlotte, North Carolina (2000-Present).	29	None

John P. Gould (74) Trustee	Since 1994	Steven G. Rothmeier Professor (1996-Present) and Distinguished Service Professor of Economics, University of Chicago Booth School of Business (1984-Present, on faculty since 1965); Trustee of Milwaukee Insurance (1997-2010); Director of Unext.com (Internet based education company) (1999-2006); and Chair of Competitive Markets Advisory Council, CME Group (derivatives and futures exchange) (2004-Present).	29	Independent Trustee of Dimensional Fund Advisors family of mutual funds (1986-Present).

Randall A. Hack (66) Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (a private investment firm) (2003-Present); Advisory Director of Berkshire Partners (a private equity firm) (2002-Present); Founder and Senior Managing Director of Nassau Capital, LLC (a private equity firm) (1995-2002); and Director of Tower Development Corporation (cell tower developer) (2009-present).	29	Director of FiberTower Corporation (2002-2011).

Robert Kasdin (55)	Since 2014	Senior Executive Vice President, Columbia University (2002-Present); Trustee, National September 11 Memorial & Museum at the World Trade Center (2005–Present); Trustee (2011-Present) and President of the Board of Trustees (2006-2011), The Dalton School; and Trustee, ARTstor Digital Library (a nonprofit digital images resource) (2013-Present).	29	Director of Noranda Aluminum Holdings Corporation (2007–Present).

Rodger F. Smith (72) Trustee	Since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1976-Present); Trustee of Greenwich Associates 401(k) Savings & Retirement Plan (1980-Present); and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	29	None

Ann M. Spruill (59)	Since 2014	Partner (1993-2008), Member of Executive Committee (1996-2008), Member Board of Directors (2000-2008), Grantham, Mayo, Van Otterloo & Co. LLC (private investment management firm) (1990-2008); Member Investment Committee and Chair of Global Equities, Museum of Fine Arts, Boston (2000-Present) and Trustee, Financial Accounting Foundation (2014 -Present).	29	None

The following supplements the information under the heading “Additional Information About the Trustees” beginning on page 38:

Robert Kasdin. Mr. Kasdin has served as the Senior Executive Vice President of Columbia University since 2002, where he leads operating departments, financial management and innovation enterprises. Prior to joining Columbia University, he served as the

Investors Should Retain This Supplement For Future Reference

S0110.SAI.1101

111 South Wacker Drive, 34th Floor Chicago, IL 60606-4302 www.harborfunds.com

  Supplement to Statement of Additional Information dated November 1, 2013

Executive Vice President and Chief Financial Officer of the University of Michigan, the Treasurer and Chief Investment Officer for the Metropolitan Museum of Art in New York City, and Vice President and General Counsel for Princeton University Investment Company. He started his career as a corporate attorney at Davis Polk & Wardwell. Mr. Kasdin also serves on the boards of trustees of several non-profit entities, including the National September 11 Memorial & Museum at the World Trade Center Foundation, Inc., and on the Board of Directors of Noranda Aluminum Holding Corporation, a New York Stock Exchange listed company. He is a member of the Council on Foreign Relations. Mr. Kasdin has significant business experience and has served as a Trustee since 2014.

Ann M. Spruill. Ms. Spruill retired in 2008 after an 18 year career at GMO & Co. LLC, where she was a partner, portfolio manager and the Head of International Active Equities Division. She also served as a member of the Executive Committee and the Board of Directors of that firm. GMO & Co. LLC is a privately owned global investment management firm. Ms. Spruill currently serves as a Trustee for the Financial Accounting Foundation, as a member of the Investment Committee and Chair of Global Equities for the Museum of Fine Arts, Boston and as a Trustee of the University of Rhode Island. Ms. Spruill has significant investment experience and has served as a Trustee since 2014.

The following supplements the information under the heading “Trustee Ownership of Fund Shares” on page 41:

The equity securities beneficially owned by the following Trustees as of January 1, 2014 are as follows:

Name of Trustee	Dollar Range of Ownership in Each Fund**	Aggregate Dollar Range of Ownership in Harbor Funds

INDEPENDENT TRUSTEES
Robert Kasdin	—	None
Ann M. Spruill	—	None

Dated: January 10, 2014

Investors Should Retain This Supplement For Future Reference

S0110.SAI.1101